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Exhibit 10.28

FIRST AMENDMENT TO AMENDED AND RESTATED REIMBURSEMENT AND INDEMNITY AGREEMENT

        This First Amendment to Amended and Restated Reimbursement and Indemnity Agreement (this "Amendment") is entered into as of March 6, 2007, by and among CLARIENT, INC., a Delaware corporation ("Clarient"), SAFEGUARD DELAWARE, INC., a Delaware corporation ("SDI") and SAFEGUARD SCIENTIFICS (DELAWARE), INC., a Delaware corporation ("SSI", and together with SDI, "Safeguard").

RECITALS

        Clarient and Safeguard are parties to that certain Amended and Restated Reimbursement and Indemnity Agreement, dated as of January 17, 2007 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          1.     Section 1(d)(ii) of the Agreement is amended and restated to read in its entirety as follows:

            "(ii) incurring any other indebtedness (other than indebtedness under (x) Clarient's current loan and security agreements with General Electric Capital Corporation and (y) that certain Senior Subordinated Revolving Credit Agreement dated as of March 6, 2007, with SDI."

          2.     Section 1(e) of the Agreement is hereby deleted in its entirety.

          3.     Section 2(b)(iii) of the Agreement is hereby deleted in its entirety.

          4.     The language in Section 2 of the Agreement that follows clause (c) thereof is hereby deleted in its entirety.

          5.     If Clarient consummates, on or before March 19, 2007, a sale of assets resulting in net proceeds to Clarient of at least $7,000,000 by such date, the parties acknowledge that the warrant issued pursuant to Section 2(c) of the Agreement to purchase 250,000 shares of common stock for an exercise price of $1.64 per share issued to Safeguard on January 17, 2006 (the "Warrant") shall be deemed to have vested with respect to 166,667 shares of Common Stock and that the Warrant shall not become exercisable for any additional shares. In such case, the Warrant shall be amended and restated to reflect that it is exercisable to purchase only 166,667 shares of Common Stock. If such sale does not occur by March 19, 2007, the warrant shall remain exercisable in accordance with its current terms.

          6.     This Amendment shall be effective upon receipt by Safeguard of this Amendment, duly executed by Clarient.

          7.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

          8.     Clarient represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (unless such representations or warranties relate to a specific date, in which case they shall be true and correct in all material respects on and as of such date).

          9.     Except as expressly amended hereby, all terms and provisions of the Agreement shall remain in full force and effect and Clarient hereby affirms, confirms and ratifies same.

          10.   This Amendment shall be governed by construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws provisions thereof.

          11.   This Amendment may be executed in three or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first set forth above.

CLARIENT, INC.
By:	/s/ JAMES AGNELLO James Agnello, Senior Vice President and Chief Financial Officer
SAFEGUARD DELAWARE, INC.
By:	/s/ STEVEN J. FEDER Steven J. Feder, Vice President
SAFEGUARD SCIENTIFICS (DELAWARE), INC.
By:	/s/ STEVEN J. FEDER Steven J. Feder, Vice President

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  Exhibit 10.28
FIRST AMENDMENT TO AMENDED AND RESTATED REIMBURSEMENT AND INDEMNITY AGREEMENT